                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4841
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                           MFS MUNICIPAL INCOME TRUST
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: October 31
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                   Date of reporting period: October 31, 2007
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

ITEM 1. REPORTS TO STOCKHOLDERS.

                             M F S(R)
                             INVESTMENT MANAGEMENT

                                                  MFS(R) MUNICIPAL INCOME TRUST

[graphic omitted]

Annual report

                                                                       10/31/07
                                                                        MFM-ANN

MFS(R) Municipal Income Trust

LETTER FROM THE CEO                                           1
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PORTFOLIO COMPOSITION                                         2
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MANAGEMENT REVIEW                                             3
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PERFORMANCE SUMMARY                                           5
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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND RISKS OF THE FUND                                         7
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PORTFOLIO MANAGERS' PROFILES                                  9
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN                 10
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PORTFOLIO OF INVESTMENTS                                     11
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STATEMENT OF ASSETS AND LIABILITIES                          39
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STATEMENT OF OPERATIONS                                      41
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STATEMENTS OF CHANGES IN NET ASSETS                          42
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FINANCIAL HIGHLIGHTS                                         43
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NOTES TO FINANCIAL STATEMENTS                                45
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM      54
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RESULTS OF SHAREHOLDER MEETING                               55
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TRUSTEES AND OFFICERS                                        56
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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                62
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PROXY VOTING POLICIES AND INFORMATION                        66
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QUARTERLY PORTFOLIO DISCLOSURE                               66
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FEDERAL TAX INFORMATION                                      66
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MFS(R) PRIVACY NOTICE                                        67
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CONTACT INFORMATION                                  BACK COVER
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New York Stock Exchange Symbol: MFM

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                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
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

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices have hit their highest levels yet, and gold has spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 14, 2007


The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Bonds                                      101.0%
              Cash & Other Net Assets                     (1.0)%

              TOP FIVE INDUSTRIES (i)

              Healthcare Revenue - Hospitals              28.8%
              -------------------------------------------------
              Healthcare Revenue - Long Term Care         10.8%
              -------------------------------------------------
              Industrial Revenue - Airlines                6.2%
              -------------------------------------------------
              Tobacco                                      5.7%
              -------------------------------------------------
              Utilities - Investor Owned                   5.6%
              -------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                         12.4%
              -------------------------------------------------
              AA                                           1.6%
              -------------------------------------------------
              A                                            8.9%
              -------------------------------------------------
              BBB                                         29.2%
              -------------------------------------------------
              BB                                           8.8%
              -------------------------------------------------
              B                                            9.1%
              -------------------------------------------------
              CCC                                          2.3%
              -------------------------------------------------
              CC (o)                                       0.0%
              -------------------------------------------------
              Not Rated                                   27.7%
              -------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)(i)                       7.7
              -------------------------------------------------
              Average Life (i)(m)                     15.8 yrs.
              -------------------------------------------------
              Average Maturity (i)(m)                 18.7 yrs.
              -------------------------------------------------
              Average Credit Quality of
              Rated Securities (long-term) (a)              BBB
              -------------------------------------------------
              Average Credit Quality of
              Rated Securities (short-term) (a)             A-1
              -------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o) Less than 0.1%.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 10/31/07.

From time to time "Cash & Other Net Assets" may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets, including preferred shares, as of 10/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

MFS Municipal Income Trust (the fund) is a closed-end fund and maintains a portfolio that includes investments in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, the interest on which is exempt from federal income tax.

For the twelve months ended October 31, 2007, shares of the MFS Municipal Income Trust provided a total return of 1.17%, at net asset value. This compares with a return of 2.91% for the fund's benchmark, the Lehman Brothers Municipal Bond Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world. Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remains muted relative to other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the strong global growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remains significant. Increased market volatility has also been exacerbated by U.S. home foreclosures, falling housing prices, and a weakening trend in the labor market. Despite increased volatility across all asset classes and the widening in credit spreads, global equity markets remained elevated, generally having erased losses incurred earlier in the summer.

DETRACTORS FROM PERFORMANCE

The fund's allocation to bonds rated "BBB"(s) and below hurt performance over the reporting period as credit spreads widened. The fund's positioning in the health care sector also detracted from relative performance.

CONTRIBUTORS TO PERFORMANCE

The fund's shorter duration(d) stance benefited relative performance as interest rates generally declined on the shorter end of the yield curve(y). Security selection was another factor that enhanced relative results.

Respectfully,

Gary Lasman                            Geoffrey Schechter
Portfolio Manager                      Portfolio Manager

(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade. The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y) A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/07

The following chart represents the fund's historical performance in comparison to its benchmark. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.

PRICE SUMMARY

Year ended 10/31/07
                                                Date                    Price

Net Asset Value                                10/31/07                  $7.69
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                                               10/31/06                  $8.06
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New York Stock Exchange Price                  10/31/07                  $7.31
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                                               12/12/06 (high)(t)        $8.66
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                                                8/16/07 (low) (t)        $7.15
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                                               10/31/06                  $8.20

TOTAL RETURNS VS BENCHMARKS

Year ended 10/31/07

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New York Stock Exchange Price (r)                                      (5.48)%
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Net Asset Value (r)                                                      1.17%
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Lehman Brothers Municipal Bond Index (f)                                 2.91%
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(f) Source: FactSet Research Systems Inc.
(r) Includes reinvestment of dividends and capital gain distributions.
(t) For the period November 1, 2006 through October 31, 2007.

INDEX DEFINITION

Lehman Brothers Municipal Bond Index - a market-value-weighted index representative of the tax-exempt bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The fund's shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund's liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUND

INVESTMENT OBJECTIVE

The fund's objective is to seek high current income exempt from federal income tax, but may also consider capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets in municipal bonds (debt securities issued by or on behalf of states, territories, possessions of the United States, District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax). This policy may not be changed without shareholder approval. Interest from the fund's investments may be subject to the federal alternative minimum tax.

MFS may invest 25% or more of the fund's total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may invest up to 100% of the fund's assets in lower quality debt instruments, including those that are in default.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

The fund uses leverage through the issuance of preferred shares and investing the proceeds pursuant to its investment strategies.

PRINCIPAL RISKS

The portfolio's yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes and the financial condition of the issuers and/or insurers of municipal instruments. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicator's in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. To the extent that investments are purchased with the issuance of preferred shares, the fund's net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the prospectus for further information regarding these and other risk considerations. A copy of the fund's prospectus is available on the EDGAR database on the Securities and Exchange Commission's Internet Web site at http://sec.gov.

PORTFOLIO MANAGERS' PROFILES

Gary A. Lasman            --  Investment Officer of MFS; employed in the
                              investment management area of MFS since 2002;
                              Senior Municipal Analyst for Liberty Funds Group prior to 2002. Portfolio Manager of the Fund since April 2006.

Geoffrey L. Schechter     --  Investment Officer of MFS; employed in the
                              investment management area of MFS since 1993.
                              Portfolio Manager of the Fund since July 2004.

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time. Please have available the name of the fund and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Effective May 1, 2007, Computershare Trust Company, N.A. (the Transfer Agent for the fund) became the agent for the plan.

PORTFOLIO OF INVESTMENTS
10/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 145.3%
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ISSUER                                                                                               SHARES/PAR       VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
Airport & Port Revenue - 5.4%
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
Branson, MO, Regional Airport Transportation Development District Airport Rev., "B", 6%, 2025       $   325,000    $    321,139
Branson, MO, Regional Airport Transportation Development District Airport Rev., "B", 6%, 2037           100,000          99,169
Branson, MO, Regional Airport Transportation Development District Airport Rev., "B", 6%, 2037           675,000         660,305
Chicago, IL, O'Hare International Airport Rev., XLCA, 5.75%, 2022 (u)                                 3,000,000       3,222,810
New York, NY, City Industrial Development Agency, Special Facilities Rev.
(Terminal One Group), 5.5%, 2024                                                                        275,000         288,604
Oklahoma City, OK, Airport Trust Rev., FSA, 5.75%, 2016                                               3,125,000       3,265,312
Port Authority, NY, Special Obligations Rev. (JFK International), MBIA, 5.75%, 2022                   7,000,000       7,150,010
Seattle, WA, Airport Trust Rev., FGIC, 5.625%, 2018                                                   1,500,000       1,578,405
                                                                                                                   ------------
                                                                                                                   $ 16,585,754
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General Obligations - General Purpose - 0.9%
-------------------------------------------------------------------------------------------------------------------------------
Kane Kendall County, IL, Capital Appreciation, "E", FGIC, 0%, 2023                                  $ 1,945,000    $    887,076
Kane Kendall County, IL, Capital Appreciation, "E", FGIC, 0%, 2025                                    1,915,000         781,243
Lake County, IL, Land Acquisition & Development, 5.75%, 2010 (c)                                      1,000,000       1,068,480
                                                                                                                   ------------
                                                                                                                   $  2,736,799
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General Obligations - Schools - 0.4%
-------------------------------------------------------------------------------------------------------------------------------
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2031                             $   555,000    $    165,129
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2034                                 415,000         104,700
DeSoto, TX, Independent School District, School Building, PSF, 0%, 2036                                 555,000         125,580
Royse City, TX, Independent School District, School Building, PSF, 0%, 2027                             955,000         355,575
Royse City, TX, Independent School District, School Building, PSF, 0%, 2029                             965,000         321,200
Santa Clarita Community College District, CA, Election 2006, MBIA, 0%, 2030                             595,000         190,156
                                                                                                                   ------------
                                                                                                                   $  1,262,340
-------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Hospitals - 41.4%
-------------------------------------------------------------------------------------------------------------------------------
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev.,
"A" (Russell Hospital Corp.), 5.75%, 2036                                                           $   600,000    $    605,880
Allegheny County, PA, Hospital Development Authority Rev.
(South Hills Health Systems), "B", 6.75%, 2010 (c)                                                      500,000         538,655
Allegheny County, PA, Hospital Development Authority Rev.
(West Penn Allegheny Health), 9.25%, 2010 (c)                                                         2,000,000       2,358,560
Allegheny County, PA, Hospital Development Authority Rev.
(West Penn Allegheny Health), "A", 5%, 2028                                                             405,000         377,553
Allegheny County, PA, Hospital Development Authority Rev.
(West Penn Allegheny Health), "A", 5.375%, 2040                                                       1,055,000       1,007,240
Allegheny County, PA, Hospital Development Authority Rev.
(West Penn Allegheny Health), "B", 9.25%, 2010 (c)                                                    1,000,000       1,179,280
Arkansas Development Finance Authority Rev. (Washington Regional Medical Center), 7.25%, 2010 (c)       500,000         539,105
Athens County, OH, Hospital Facilities Rev. (O'Bleness Memorial Hospital), "A", 7.125%, 2033          1,500,000       1,581,945
Brookhaven, NY, Civic Facilities Rev. (Memorial Hospital Medical Center, Inc.),
ETM, 7.75%, 2010 (c)                                                                                    445,000         471,273
California Statewide Communities Development Authority Rev.
(Valleycare Health Systems), "A", 5.125%, 2031                                                          100,000          93,801
California Statewide Communities Development Authority Rev.
(Valleycare Health Systems), "A", 5%, 2022                                                              205,000         198,557
California Valley Health Systems, COP, 6.875%, 2023                                                     700,000         701,358
Cass County, MO, Hospital Authority Rev., 5.625%, 2038                                                  340,000         342,496
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev.
(Women's Christian Assn.), "A", 6.35%, 2017                                                             135,000         137,002
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev.
(Women's Christian Assn.), "A", 6.4%, 2029                                                              955,000         957,655
Chemung County, NY, Civic Facilities Rev. (St. Joseph's Hospital-Elmira), "A", 6%, 2013                 425,000         431,634
Chemung County, NY, Civic Facilities Rev. (St. Joseph's Hospital-Elmira), "B", 6.35%, 2013              105,000         107,311
Chester County, PA, Health & Educational Facilities Rev. (Chester County Hospital), 6.75%, 2021       1,625,000       1,721,200
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023          895,000         941,522
Clinton County, MO, Industrial Development Agency, Health Facilities Rev.,
(Cameron Regional Medical Center), 5%, 2032                                                             275,000         259,435
Coffee County, GA, Hospital Authority Rev. (Coffee Regional Medical Center, Inc.), 5%, 2026              40,000          38,616
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 6.6%, 2025                       1,000,000       1,116,270
Colorado Health Facilities Authority Rev. (Parkview Medical Center, Inc.), 6.5%, 2020                 1,230,000       1,368,387
Colorado Health Facilities Authority Rev. (Portercare Adventist Health Systems), 6.625%, 2011 (c)       675,000         759,193
Crittenden County, AR, Hospital Rev., 7%, 2020                                                        1,030,000       1,065,422
Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.), 7.5%, 2030                              1,330,000       1,410,665
Delaware Health Facilities Authority Rev. (Nanticoke Memorial Hospital), 5.625%, 2032                 1,250,000       1,263,550
Denver, CO, Health & Hospital Authority Rev., "A", 6%, 2011 (c)                                         250,000         272,433
Garden City, MI, Hospital Finance Authority Rev. (Garden City Hospital), "A", 4.875%, 2027            1,275,000       1,176,659
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.2%, 2025                     250,000         255,428
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.5%, 2031                     295,000         304,487
Genesee County, NY, Industrial Development Agency Civic Facility Rev.
(United Memorial Medical Center), 5%, 2027                                                              170,000         158,760
Glendale, AZ, Industrial Development Authority, (John C. Lincoln Health), 5%, 2042                      510,000         475,759
Grand Forks, ND, Health Care Authority Rev. (Altru Health Systems Obligated Group),
7.125%, 2010 (c)                                                                                        755,000         834,071
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 2031                               1,000,000       1,019,020
Highlands County, FL, Health Facilities Authority Rev. (Adventist/Sunbelt Hospital), 6%, 2011 (c)       900,000         989,523
Houston County, AL, Health Care Authority Rev., AMBAC, 6.25%, 2009 (c)                                2,000,000       2,123,760
Huntsville, AL, Health Care Authority Rev., 5.625%, 2011 (c)                                            875,000         942,795
Illinois Development Finance Authority, Hospital Authority Rev.
(Adventist/Sunbelt Hospital), 5.65%, 2009 (c)                                                         1,750,000       1,841,088
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031                                          410,000         369,771
Illinois Health Facilities Authority Rev. (Centegra Heath Systems), 5.25%, 2018                       1,000,000       1,016,210
Indiana Health & Educational Facilities Authority, Hospital Rev.
(Community Foundation of Northwest Indiana), 5.5%, 2037                                               2,220,000       2,194,315
Indiana Health & Educational Facilities Authority, Hospital Rev.
(Community Foundation of Northwest Indiana), "A", 6.375%, 2011 (c)                                    3,025,000       3,346,951
Indiana Health & Educational Facilities Authority, Hospital Rev.
(Community Foundation of Northwest Indiana), "A", 6.375%, 2031                                          965,000         999,701
Indiana Health & Educational Facilities Authority, Hospital Rev.
(Riverview Hospital), 6.125%, 2031                                                                    1,000,000       1,039,270
Jefferson County, IA, Hospital Authority Rev. (Jefferson County Hospital), "C", 5.8%, 2032            1,415,000       1,394,751
Johnson City, TN, Health & Educational Facilities, Hospital Rev.
(Mountain States Health), "A", 5.5%, 2036                                                               355,000         358,625
Joplin, MO, Industrial Development Authority Health Facilities Rev.
(Freeman Health Systems), 5.5%, 2029                                                                    440,000         445,702
Joplin, MO, Industrial Development Authority Health Facilities Rev.
(Freeman Health Systems), 5.75%, 2035                                                                   475,000         486,965
Kentucky Economic Development Finance Authority (Norton Healthcare), "A", 6.5%, 2010 (c)              1,965,000       2,142,498
Kentucky Economic Development Finance Authority, Unrefunded (Norton Healthcare), "A", 6.5%, 2020      3,035,000       3,219,983
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev.
(Baptist Health Systems), 6.5%, 2031                                                                  1,725,000       1,779,803
Lauderdale County & Florence, AL, Health Care Authority Rev.
(Coffee Health Group), MBIA, 5.625%, 2021                                                             3,000,000       3,195,900
Louisiana Public Facilities Authority Hospital Rev.
(Lake Charles Memorial Hospital), 6.375%, 2034                                                        1,525,000       1,496,955
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032               110,000         111,265
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037               110,000         110,816
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.75%, 2025      1,000,000       1,023,980
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.875%, 2034       935,000         955,645
Madison County, ID, Hospital Rev., COP, 5.25%, 2037                                                     310,000         297,364
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), 5.5%, 2033             380,000         389,899
Maryland Health & Higher Educational Facilities Authority Rev.
(North Arundel Hospital), 6.5%, 2010 (c)                                                              1,500,000       1,629,555
Massachusetts Health & Educational Facilities Authority Rev.
(Berkshire Health Systems), "E", 6.25%, 2031                                                          1,900,000       1,978,299
Massachusetts Health & Educational Facilities Authority Rev. (Caritas Christi), "A", 5.7%, 2015         500,000         510,035
Massachusetts Health & Educational Facilities Authority Rev. (Caritas Christi), "B", 6.5%, 2012         600,000         634,878
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), "D", 5.25%, 2018      1,400,000       1,401,792
Massachusetts Health & Educational Facilities Authority Rev.
(Northern Berkshire Health), "B", 6.375%, 2034                                                          640,000         665,024
Massachusetts Health & Educational Facilities Authority Rev.
(Saints Memorial Medical Center), "A", 6%, 2023                                                         445,000         446,006
Meeker County, MN, Gross Rev., Hospital Facilities (Memorial Hospital), 5.75%, 2027                     180,000         181,906
Meeker County, MN, Gross Rev., Hospital Facilities (Memorial Hospital), 5.75%, 2037                     385,000         386,155
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029             810,000         874,209
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), "A", 6.7%, 2019         995,000       1,062,660
Mississippi Business Finance Corp., Health Facilities Rev.
(Rush Medical Foundation, Inc.), 5.625%, 2008 (c)                                                       845,000         873,122
Monroe County, MI, Hospital Finance Authority, Hospital Rev.
(Mercy Memorial Hospital Corp.), 5.5%, 2035                                                           1,020,000         964,716
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev.
(Highland Hospital of Rochester), 5%, 2025                                                               65,000          65,368
Montgomery, AL, Medical Clinic Board Health Care Facility Rev.
(Jackson Hospital & Clinic), 5.25%, 2031                                                                225,000         218,214
Montgomery, AL, Medical Clinic Board Health Care Facility Rev.
(Jackson Hospital & Clinic), 5.25%, 2036                                                              1,135,000       1,088,136
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial Hospital), 5.625%, 2032                  435,000         448,685
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev.
(North Shore Health System), 5.625%, 2010                                                               390,000         394,189
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev.
(North Shore Health System), 5.875%, 2011                                                               340,000         349,693
Neosho County, KS, Hospital Authority Rev., "A", 5.05%, 2026                                            325,000         316,053
Neosho County, KS, Hospital Authority Rev., "A", 5.15%, 2031                                            230,000         222,028
New Hampshire Health & Educational Facilities Authority Rev.
(Catholic Medical Center), "A", 6.125%, 2012 (c)                                                        880,000         981,464
New Hampshire Health & Educational Facilities Authority Rev.
(Catholic Medical Center), "A", 6.125%, 2032                                                            120,000         124,566
New Hampshire Health & Educational Facilities Authority Rev. (Covenant Health), 6.5%, 2017              765,000         827,195
New Jersey Health Care Facilities, Financing Authority Rev.
(Children's Specialized Hospital), "A", 5.5%, 2030                                                      245,000         247,325
New Jersey Health Care Facilities, Financing Authority Rev.
(St. Peter's University Hospital), "A", 6.875%, 2030                                                  3,000,000       3,113,060
New Mexico State Hospital Equipment Loan Council, Hospital Rev.
(Rehoboth McKinley Christian Hospital), "A", 5%, 2017                                                   100,000          96,469
New Mexico State Hospital Equipment Loan Council, Hospital Rev.
(Rehoboth McKinley Christian Hospital), "A", 5.25%, 2026                                                440,000         405,407
New York, NY, Industrial Development Agency, Civic Facilities Rev.
(Staten Island University Hospital), "A", 6.375%, 2031                                                  485,000         495,791
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036                                            1,395,000       1,385,779
North Texas Health Facilities Development Corp. Rev.
(United Regional Health Care System, Inc.), 6%, 2013 (c)                                              1,000,000       1,121,090
Ohio County, WV, County Commission Health System Rev. (Ohio Valley Medical Center), 5.75%, 2013         850,000         832,159
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), "B", 6.6%, 2031               1,665,000       1,765,033
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev.
(Temple University Hospital), "A", 5.5%, 2030                                                         1,145,000       1,151,721
Rhode Island Health & Education Building Corp. Rev., Hospital Financing
(Lifespan Obligated Group), 6.5%, 2012 (c)                                                              505,000         569,670
Rhode Island Health & Educational Building Corp., Hospital Financing
(Lifespan Obligated Group), 6.375%, 2012 (c)                                                          1,560,000       1,751,272
Rhode Island Health & Educational Building Corp., Hospital Financing
(Lifespan Obligated Group), 6.375%, 2021                                                                245,000         265,845
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare Systems, Inc.), 6.375%, 2014                   955,000         974,969
Salida, CO, Hospital District Rev., 5.25%, 2036                                                       1,675,000       1,526,897
Salt Lake City, UT, Hospital Authority Rev., AMBAC, INFLOS, ETM
(Intermountain Health Care), 9.312%, 2020 (c)(p)                                                        600,000         601,704
Shelby County, TN, Educational & Hospital Facilities Board Hospital Rev., Refunded Balance
(Methodist Healthcare), 6.375%, 2012 (c)                                                                625,000         700,819
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev.
(Methodist Healthcare), 6.25%, 2012 (c)                                                                 185,000         206,427
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev.
(Methodist Healthcare), 6.25%, 2012 (c)                                                                 315,000         351,483
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev.
(Methodist Healthcare), 6.375%, 2012 (c)                                                                375,000         420,491
Skagit County, WA, Public Hospital District No. 001, 5.75%, 2032                                        165,000         170,470
South Carolina Jobs & Economic Development Authority Rev.
(Bon Secours Health Systems, Inc.), "A", 5.625%, 2030                                                   710,000         732,046
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev.
(Palmetto Health Alliance), 6.25%, 2031                                                                 835,000         874,988
South Dakota Health & Education Facilities Authority Rev.
(Prairie Lakes Health Care System), 5.625%, 2032                                                        670,000         684,814
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.5%, 2020                             60,000          60,831
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.625%, 2029                          870,000         876,525
Springfield, TN, Health & Educational Facilities Rev. (Northcrest Medical Center), 5.25%, 2018        1,400,000       1,402,352
Steubenville, OH, Hospital Authority Rev. (Trinity Health Center), 6.5%, 2010 (c)                     1,300,000       1,409,421
Stillwater, OK, Medical Center Authority, 5.625%, 2023                                                1,000,000       1,091,410
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare), 6.25%, 2020                3,085,000       3,183,679
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev.
(Wilson N. Jones Memorial Hospital), 7.2%, 2021                                                         700,000         713,097
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev.
(Wilson N. Jones Memorial Hospital), 7.25%, 2031                                                      1,000,000       1,017,840
Tom Green County, TX, Health Facilities Rev. (Shannon Health System), 6.75%, 2021                     1,250,000       1,325,025
Turlock, CA, Health Facilities Rev. (Emanuel Medical Center), 5.5%, 2037                              1,275,000       1,287,597
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), "A", 5.25%, 2032            985,000         967,506
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), "A", 5.375%, 2037           810,000         804,387
University of Colorado, Hospital Authority Rev., "A", 5.25%, 2039                                       245,000         244,241
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031         600,000         632,922
Valley, AL, Special Care Facilities, Financing Authority Rev.
(Lanier Memorial Hospital), 5.6%, 2016                                                                  600,000         610,134
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.8%, 2047                                 1,035,000       1,030,436
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)        1,500,000       1,684,875
Weirton, WV, Municipal Hospital Building, Commission Rev.
(Weirton Hospital Medical Center), 6.375%, 2031                                                       1,115,000       1,152,564
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center), 6.25%, 2032                               1,000,000       1,038,900
West Plains, MO, Industrial Development Authority Rev. (Ozarks Medical Center), 6.75%, 2024             170,000         173,196
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2026                            1,250,000       1,290,425
Wichita, KS, Hospital Authority Rev. (Via Christi Health System), 6.25%, 2020                         1,500,000       1,623,210
Wisconsin Health & Educational Facilities Authority Rev.
(Aurora Health Care, Inc.), MBIA, 5.25%, 2017                                                         5,000,000       5,106,340
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030     1,000,000       1,073,120
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic), "A", 5.375%, 2034         490,000         486,207
Wisconsin Health & Educational Facilities Authority Rev.
(Wheaton Franciscan Healthcare), "B", 5.125%, 2030                                                    1,120,000       1,078,392
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev.
(St. John's Riverside Hospital), 6.8%, 2016                                                             615,000         657,072
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev.
(St. Joseph's Hospital), "C", 6.2%, 2020                                                                750,000         739,898
                                                                                                                   ------------
                                                                                                                   $128,194,996
-------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long Term Care - 15.6%
-------------------------------------------------------------------------------------------------------------------------------
Abilene, TX, Health Facilities Development Corp., Retirement
Facilities Rev. (Sears Methodist Retirement), "A", 7%, 2033                                         $   345,000    $    367,159
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2013 (c)                        750,000         920,138
Bell County, TX, Health Facilities Development Rev. (Advanced Living Technology),
8.125%, 2016 (d)                                                                                      1,085,000         976,869
Bell County, TX, Health Facilities Development Rev. (Advanced Living Technology), 8.5%, 2026 (d)      2,405,000       2,162,817
Bucks County, PA, Industrial Development Authority, Retirement Community Rev.
(Ann's Choice, Inc.), 6.125%, 2025                                                                      430,000         440,006
Burlington County, NJ (The Evergreens), 5.625%, 2038                                                    555,000         552,958
Cambria County, PA, Industrial Development Authority Rev.
(Beverly Enterprises, Inc.) ETM, 10%, 2012 (c)                                                          320,000         371,139
Chartiers Valley, PA, Industrial & Commercial Development Authority
(Asbury Health Center Project), 5.75%, 2022                                                             150,000         151,683
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032                580,000         596,420
Colorado Health Facilities Authority Rev. (American Baptist Homes), "A", 5.9%, 2037                     755,000         755,476
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), "A", 5.75%, 2037      395,000         390,560
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.),
"B", 6.125%, 2033                                                                                     1,000,000       1,030,810
Colorado Health Facilities Authority Rev. (Evangelical), 6.9%, 2010 (c)                               1,830,000       2,046,581
Colorado Health Facilities Authority Rev. (Evangelical), 6.9%, 2025                                   1,170,000       1,267,625
Cumberland County, PA, Municipal Authority Rev. (Wesley), "A", 7.25%, 2013 (c)                          720,000         842,292
Cumberland County, PA, Municipal Authority Rev. (Wesley), "A", 7.25%, 2013 (c)                          280,000         327,558
Franklin County, OH, Healthcare Facilities Rev. (Ohio Presbyterian), 7.125%, 2011 (c)                 1,000,000       1,129,910
Fulton County, GA, Residential Care Facilities (Canterbury Court), "A", 6.125%, 2034                    330,000         336,848
Greenville County, SC, Hospital Rev. (Chestnut Hill), "A", 8%, 2015                                   1,910,000       1,877,492
Hawaii Department of Budget & Finance, Special Purpose Rev.
(Kahala Nui Senior Living Community), 8%, 2033                                                          500,000         557,485
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority
(Redstone Village Project), 5.5%, 2028                                                                  590,000         564,347
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority
(Redstone Village Project), 5.5%, 2043                                                                  540,000         499,106
Illinois Finance Authority Rev., Bond Anticipation Notes (Tallgrass), 13%, 2012                         210,000         209,798
Illinois Finance Authority Rev. (Clare at Water Tower), "A", 6%, 2025                                   490,000         499,477
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), "A", 5.5%, 2037                       1,000,000         957,820
Illinois Finance Authority Rev. (Friendship Village), "A", 5.375%, 2025                               1,270,000       1,200,874
Illinois Finance Authority Rev. (Landing at Plymouth Place), "A", 6%, 2037                              490,000         496,346
Illinois Finance Authority Rev. (Montgomery Place), "A", 5.75%, 2038                                    520,000         506,142
Iowa Finance Authority Senior Housing Authority Rev. (Bethany Life Communities), "A", 5.55%, 2041       230,000         220,191
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), 9.25%, 2011 (c)               1,130,000       1,355,808
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), "A", 5.5%, 2025                 800,000         803,712
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), "B", 5.75%, 2018                895,000         902,357
James City County, VA, Economic Development (Virginia United Methodist Homes, Inc.),
"A", 5.4%, 2027                                                                                         585,000         563,027
James City County, VA, Economic Development (Virginia United Methodist Homes, Inc.),
"A", 5.5%, 2037                                                                                         940,000         890,067
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), "C", 6.875%, 2012 (c)                 500,000         571,875
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027                          420,000         413,952
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 2039                            720,000         703,138
Lynchburg, VA, Industrial Development Authority, Residential Care Facilities Rev.
(Westminster-Canterbury of Lynchburg, Inc.), 5%, 2031                                                    85,000          76,908
Maine Health & Higher Educational Facilities Rev. (Piper Shores), 7.5%, 2009 (c)                        770,000         800,877
Massachusetts Development Finance Agency Rev. (Adventcare), "A", 6.75%, 2037                          1,270,000       1,255,446
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), "A", 5.5%, 2027                     340,000         331,537
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), "A", 5.75%, 2035                     85,000          84,181
Millbrae, CA, Residential Facilities Rev. (Magnolia of Millbrae), "A", 7.375%, 2027                   1,825,000       1,880,462
Montana Facility Finance Authority Rev. (St. Johns Lutheran), "A", 6.125%, 2036                         470,000         478,667
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036        1,195,000       1,214,861
Montgomery County, PA, Industrial Development Authority Rev.
(Whitemarsh Continuing Care), 6.125%, 2028                                                              250,000         256,353
Montgomery County, PA, Industrial Development Authority Rev.
(Whitemarsh Continuing Care), 6.25%, 2035                                                               510,000         522,750
New Jersey Economic Development Authority Rev. (Courthouse Convalescent Center), "A", 8.7%, 2014        650,000         651,749
New Jersey Economic Development Authority Rev. (Lions Gate Project), "A", 5.875%, 2037                  310,000         314,033
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036                    715,000         667,667
New Jersey Health Care Facilities Financing Authority Rev. (Cherry Hill), 8%, 2027                    1,000,000       1,017,100
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community),
"A", 6%, 2025                                                                                           125,000         128,346
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community),
"A", 6.125%, 2035                                                                                       110,000         113,020
North Carolina Medical Care Commission, First Mortgage (Southminster), "A", 5.75%, 2037                 485,000         480,179
North Carolina Medical Care Commission, Health Care Facilities Rev.
(Presbyterian Homes), 5.4%, 2027                                                                        485,000         486,334
North Carolina Medical Care Commission, Health Care Facilities Rev.
(Presbyterian Homes), 5.5%, 2031                                                                        295,000         295,805
Orange County, FL, Health Facilities Authority Rev. (Orlando Lutheran Tower), 5.5%, 2038                320,000         309,850
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037                     490,000         485,139
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045                     105,000         103,087
Scott County, IA, Rev. (Ridgecrest Village), 5.25%, 2027                                                350,000         339,203
Shelby County, TN, Health, Educational & Housing Facilities Board Rev.
(Germantown Village), "A", 7.25%, 2034                                                                  820,000         836,416
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), "A", 6%, 2027          515,000         520,397
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), "A", 6%, 2042          470,000         468,623
South Carolina Jobs & Economic Development Authority Rev., First Mortgage
(Lutheran Homes of South Carolina), 5.5%, 2028                                                          230,000         219,404
South Carolina Jobs & Economic Development Authority Rev., First Mortgage
(Lutheran Homes of South Carolina), 5.625%, 2042                                                        150,000         141,017
Sterling, IL (Hoosier Care), 7.125%, 2034                                                               695,000         703,757
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039        500,000         504,220
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev.
(Querencia Barton Creek), 5.5%, 2025                                                                    460,000         457,806
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev.
(Querencia Barton Creek), 5.65%, 2035                                                                   695,000         690,149
Ulster County, NY, Industrial Development Agency, "A", 6%, 2037                                       1,075,000       1,064,583
Washington Housing Finance Commission Non-profit Rev. (Skyline at First Hill), "A", 5.625%, 2027        215,000         214,108
Washington Housing Finance Commission Non-profit Rev. (Skyline at First Hill), "A", 5.625%, 2038      1,120,000       1,090,578
Wisconsin Health, Educational & Housing Facilities Board Rev.
(All Saints Assisted Living Project), 5.9%, 2027                                                        175,000         175,317
Wisconsin Health, Educational & Housing Facilities Board Rev.
(All Saints Assisted Living Project), 6%, 2037                                                          340,000         339,038
                                                                                                                   ------------
                                                                                                                   $ 48,178,830
-------------------------------------------------------------------------------------------------------------------------------
Human Services - 3.4%
-------------------------------------------------------------------------------------------------------------------------------
Alaska Industrial Development & Export Authority Community Provider Rev.
(Boys & Girls Home of Alaska, Inc.), 5.875%, 2027                                                   $   210,000    $    211,338
Alaska Industrial Development & Export Authority Community Provider Rev.
(Boys & Girls Home of Alaska, Inc.), 6%, 2036                                                           325,000         325,738
Colorado Educational & Cultural Facilities Authority (Cerebral Palsy Project), "A", 6.25%, 2036         500,000         509,215
Iowa Finance Authority, Community Provider (Boys & Girls Home), 6.25%, 2008 (c)                         500,000         514,170
Lehigh County, PA, General Purpose Authority (Kidspeace Corp.), 6%, 2023                              3,000,000       3,007,260
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev.
(CDF Healthcare), "A", 7%, 2036                                                                         500,000         499,595
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev.
(CDF Healthcare), "C", 7%, 2036                                                                         375,000         355,545
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev.
(Westside Rehab Center Project), "A", 6.85%, 2036                                                     1,100,000       1,182,170
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev.
(Westside Rehab Center Project), "B", 6.5%, 2013                                                        115,000         117,555
New York, NY, Industrial Development Agency, Civic Facility Rev.
(A Very Special Place), "A", 5.75%, 2029                                                              1,000,000         948,510
New York, NY, Industrial Development Agency, Civic Facility Rev.
(Special Needs Facilities), 6.5%, 2017                                                                1,030,000       1,059,211
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities),
8.75%, 2011                                                                                             365,000         382,735
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031      1,000,000       1,103,430
Osceola County, FL, Industrial Development Authority Rev. (Community Provider), 7.75%, 2017             292,000         292,613
                                                                                                                   ------------
                                                                                                                   $ 10,509,085
-------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 8.9%
-------------------------------------------------------------------------------------------------------------------------------
Alliance Airport Authority, TX (American Airlines, Inc.), 5.75%, 2029                               $ 2,410,000    $  2,266,629
Chicago, IL, O'Hare International Airport Special Facilities Rev.
(American Airlines, Inc.), 5.5%, 2030                                                                 2,140,000       1,999,552
Dallas Fort Worth, TX, International Airport Facility Improvement Corp.
(American Airlines, Inc.), 5.5%, 2030                                                                 1,175,000       1,074,925
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032                                 1,145,000       1,059,663
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032                                   925,000         927,017
Houston, TX, Airport Systems Rev., Special Facilities (Continental, Inc.), "E", 6.75%, 2029           1,810,000       1,880,590
Los Angeles, CA, Regional Airport Lease Rev. (AMR Corp.), "C", 7.5%, 2024                               850,000         927,342
New Jersey Economic Development Authority, Special Facilities Rev.
(Continental Airlines, Inc.), 6.25%, 2029                                                               580,000         584,681
New Jersey Economic Development Authority, Special Facilities Rev.
(Continental Airlines, Inc.), 7.2%, 2030                                                              1,595,000       1,662,373
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.75%, 2031        1,065,000       1,217,646
New York, NY, Industrial Development Agencies Rev. (American Airlines, Inc.), 7.125%, 2011            1,355,000       1,399,864
New York, NY, Industrial Development Agencies Rev. (American Airlines, Inc.), 7.625%, 2025            8,400,000       9,520,140
New York, NY, Industrial Development Agencies Rev. (Continental Airlines, Inc.), 7.25%, 2008            110,000         110,899
New York, NY, Industrial Development Agencies Rev. (Continental Airlines, Inc.), 8%, 2012               300,000         316,305
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), "B", 5.65%, 2035 (a)                  40,000          39,990
Tulsa, OK, Municipal Airport Trust Rev. (AMR Corp.), "B", 6%, 2035 (a)                                2,500,000       2,518,150
                                                                                                                   ------------
                                                                                                                   $ 27,505,766
-------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.0%
-------------------------------------------------------------------------------------------------------------------------------
Red River Authority, TX, Pollution Control Rev. (Celanese Project) "B", 6.7%, 2030                  $ 1,920,000    $  1,999,315
Sweetwater County, WY, Solid Waste Disposal Rev. (FMC Corp.), 5.6%, 2035                                985,000         998,347
                                                                                                                   ------------
                                                                                                                   $  2,997,662
-------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 2.1%
-------------------------------------------------------------------------------------------------------------------------------
California Pollution Control Financing Authority, Solid Waste Disposal Rev.
(Browning Ferris, Inc.), "A", 5.8%, 2016                                                            $ 1,000,000    $  1,010,500
California Statewide Communities Development Authority, Solid Waste Facilities Rev.
(Republic Services, Inc.), "A", 4.95%, 2012                                                           1,000,000       1,026,560
Gloucester County, NJ, Solid Waste Resource Recovery Rev.
(Waste Management, Inc.), 6.85%, 2029 (a)                                                               850,000         890,435
Henrico County, VA, Industrial Development Authority Rev. (Browning Ferris, Inc.), 5.45%, 2014        1,750,000       1,783,740
Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (a)               750,000         801,450
New Morgan, PA, Industrial Development Authority, Solid Waste Disposal Rev.
(New Morgan Landfill Co., Inc./Browning Ferris, Inc.), 6.5%, 2019                                     1,000,000       1,005,280
                                                                                                                   ------------
                                                                                                                   $  6,517,965
-------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.2%
-------------------------------------------------------------------------------------------------------------------------------
Mobile County, AL, Industrial Development Authority Rev. (Ipsco, Inc.), 6.875%, 2030 (a)            $   650,000    $    676,026
-------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 5.3%
-------------------------------------------------------------------------------------------------------------------------------
Aztalan, WI, Exempt Facility Rev. (Renew Energy LLC Project), 7.5%, 2018                            $   840,000    $    823,276
Gulf Coast, TX, Industrial Development Authority (Valero Energy Corp.), 5.6%, 2031                    1,750,000       1,764,893
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings LLC Project), 7%, 2036          620,000         646,257
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.), 6.65%, 2032                                1,000,000       1,051,460
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017                                        1,970,000       2,020,629
Madison County, FL, Rev. (Twin Oaks Project), "A", 6%, 2025                                             545,000         552,821
New Jersey Economic Development Authority (Gloucester Marine), "C", 6.5%, 2015                          700,000         736,337
New Jersey Economic Development Authority Rev. (GMT Realty LLC), "B", 6.875%, 2037                      430,000         453,065
New York, NY, City Industrial Development Agency Rev., Liberty Bonds
(IAC/InterActiveCorp), 5%, 2035                                                                         620,000         593,049
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), "CR-1", 7.875%, 2032 (a)(n)          1,270,000       1,381,290
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), "CR-2", 7.875%, 2032 (a)(n)            580,000         630,825
Pennsylvania Economic Development Financing Authority, Finance Authority Facilities Rev.
(Amtrak), "A", 6.25%, 2031                                                                            2,000,000       2,090,740
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017               3,255,000       3,257,181
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026                     385,000         393,551
                                                                                                                   ------------
                                                                                                                   $ 16,395,374
-------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 5.8%
-------------------------------------------------------------------------------------------------------------------------------
Bedford County, VA, Industrial Development Authority Rev. (Nekoosa Packaging), "A", 6.55%, 2025     $ 1,000,000    $  1,018,110
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev.
(Georgia Pacific Corp.), 5.75%, 2028                                                                    155,000         148,636
Cass County, TX, Industrial Development Corp. (International Paper Co.), "A", 4.625%, 2027            2,150,000       1,865,813
Delta County, MI, Economic Development Corp., Environmental Improvement Rev.
(Mead Westvaco Escanaba), "A", 6.25%, 2012 (c)                                                        1,000,000       1,110,520
Delta County, MI, Economic Development Corp., Environmental Improvement Rev.
(Mead Westvaco Escanaba), "B", 6.45%, 2012 (c)                                                          500,000         550,270
Effingham County, GA, Development Authority, Solid Waste Disposal Rev. (Fort James), 5.625%, 2018       850,000         846,898
Escambia County, FL, Environmental Improvement Rev. (International Paper Co.), "A", 4.75%, 2030         525,000         460,793
Hodge, LA, Utilities Rev. (Stone Container Corp.), 7.45%, 2024                                        3,335,000       3,886,976
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 2022      2,000,000       2,325,940
Navajo County, AZ, Industrial Development Authority Rev. (Stone Container Corp.), 7.2%, 2027            880,000         898,445
Onondaga County, NY, Industrial Development Authority Rev., Solid Waste Disposal Rev.
(Solvay Paperboard LLC), 6.8%, 2014                                                                     800,000         825,112
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), "A", 6.125%, 2034         640,000         645,062
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev.
(Chesapeake Corp.), 6.25%, 2019                                                                       1,870,000       1,847,448
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev.
(Chesapeake Corp.), "A", 6.375%, 2019                                                                   700,000         690,228
York County, SC, Pollution Control Rev. (Bowater, Inc.), "A", 7.4%, 2010                                730,000         736,884
                                                                                                                   ------------
                                                                                                                   $ 17,857,135
-------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.7%
-------------------------------------------------------------------------------------------------------------------------------
Mississippi Development Bank, Special Obligation (Diamond Lakes Utilities), 6.25%, 2017             $ 1,000,000    $  1,016,600
New York Liberty Development Corp. Rev. (National Sports Museum), "A", 6.125%, 2019                     420,000         429,404
Seminole Tribe, FL, Special Obligation, "A", 5.25%, 2027 (n)                                            515,000         511,204
Seneca Nation Indians, NY, Capital Improvements Authority Special Obligation, 5%, 2023 (n)              275,000         264,558
                                                                                                                   ------------
                                                                                                                   $  2,221,766
-------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 2.4%
-------------------------------------------------------------------------------------------------------------------------------
Austin, TX, Convention Center (Convention Enterprises, Inc.), "A", 6.6%, 2011 (c)                   $   400,000    $    435,968
Austin, TX, Convention Center (Convention Enterprises, Inc.), "A", 6.7%, 2011 (c)                       600,000         655,728
Austin, TX, Convention Center (Convention Enterprises, Inc.), "B", 5.75%, 2034                          775,000         759,531
Cleveland Cuyahoga County, OH, Port Authority Rev. (Cleveland City), "B", 4.5%, 2030                  1,055,000         961,559
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), "B", 5.125%, 2025                       185,000         187,242
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Myers University), "E", 5.6%, 2025                  135,000         140,234
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Perrysburg Project), 4.8%, 2035                     225,000         209,288
Dayton Montgomery County, OH, Port Authority Rev. (Parking Garage), 6.125%, 2024                      1,130,000       1,209,123
Gallery Certificate Trust, PA, Parking Rev., FSA, 4.5%, 2013 (n)                                        695,000         695,028
Maryland Economic Development Corp. (Chesapeake Bay), "A", 5%, 2031                                     405,000         373,576
Southwestern Illinois Development Authority Rev., Solid Waste Disposal Rev., 5.9%, 2014                 280,000         281,277
Summit County, OH, Port Authority Building Rev. (Seville Project), "A", 5.1%, 2025                      190,000         188,045
Summit County, OH, Port Authority Building Rev. (Twinsburg Township), "D", 5.125%, 2025                 160,000         158,810
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), "F", 4.875%, 2025             915,000         881,502
Toledo Lucas County, OH, Port Authority Development Rev.
(Northwest Ohio Bond Fund), "B", 4.8%, 2035                                                             265,000         246,495
Toledo Lucas County, OH, Port Authority Development Rev.
(Northwest Ohio Bond Fund), "C", 5.125%, 2025                                                            90,000          89,841
                                                                                                                   ------------
                                                                                                                   $  7,473,247
-------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.4%
-------------------------------------------------------------------------------------------------------------------------------
Bay County, FL, Housing Finance Authority, Multi-Family Rev.
(Andrews Place II Apartments), FSA, 5%, 2035                                                        $   210,000    $    204,748
Bay County, FL, Housing Finance Authority, Multi-Family Rev.
(Andrews Place II Apartments), FSA, 5.1%, 2046                                                          390,000         379,061
Bexar County TX, Multi-Family Housing Rev. (American Opportunity Housing), "A", MBIA, 5.7%, 2021      1,250,000       1,290,450
Charter Mac Equity Issuer Trust, 7.1%, 2009 (a)(n)                                                    1,000,000       1,039,110
Charter Mac Equity Issuer Trust, 6%, 2019 (n)                                                         2,000,000       2,129,920
GMAC Municipal Mortgage Trust, "B-1", 5.6%, 2039 (a)(n)                                               1,000,000       1,022,800
GMAC Municipal Mortgage Trust, "C-1", 5.7%, 2040 (a)(n)                                                 500,000         498,900
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (a)            465,000         469,883
Metropolitan Government of Nashville & Davidson County, TN, Health,
Educational & Housing Facilities Board Rev. (Berkshire Place), GNMA, 6%, 2023                           500,000         517,650
Munimae, TE, Bond Subsidiary LLC, 5.4%, 2049 (a)(n)                                                   1,000,000       1,010,840
Munimae, TE, Bond Subsidiary LLC, 6.875%, 2009 (n)                                                    2,000,000       2,067,920
North Charleston, SC, Housing Authority Rev. (Horizon Village), "A", FHA, 5.15%, 2048                   445,000         433,902
San Bernardino County, CA (Equity Residential/Redlands), "A", 5.2%, 2029 (a)                          2,000,000       2,040,760
Seattle, WA, Housing Authority Rev., Capped Fund Program (High Rise Rehab), "I", FSA, 5%, 2025          670,000         662,945
                                                                                                                   ------------
                                                                                                                   $ 13,768,889
-------------------------------------------------------------------------------------------------------------------------------
Sales & Excise Tax Revenue - 0.1%
-------------------------------------------------------------------------------------------------------------------------------
Desloge, MO, Tax Increment Rev. (U.S. Highway 67 Street Redevelopment), 5.2%, 2020                  $   410,000    $    407,023
-------------------------------------------------------------------------------------------------------------------------------
Single Family Housing - Local - 1.7%
-------------------------------------------------------------------------------------------------------------------------------
Cook County, IL, Single Family Mortgage Rev., "A", 0%, 2015                                         $    25,000    $      6,807
Corpus Christi, TX, Housing Finance Authority Rev., "B", 0%, 2011                                     1,665,000         739,427
Dallas, TX, Housing Finance Corp., Single Family Mortgage Rev., MBIA, 0%, 2016                        1,935,000         773,690
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA, 6.3%, 2032                                     555,000         570,779
Jefferson Parish, LA, Single Family Mortgage Rev., "B-1", GNMA, 6.625%, 2023                            205,000         214,438
Jefferson Parish, LA, Single Family Mortgage Rev., "B-1", GNMA, 6.75%, 2030                             285,000         295,126
Jefferson Parish, LA, Single Family Mortgage Rev., "D", GNMA, 5%, 2038                                  570,000         581,845
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., "B", 5.5%, 2038                         140,000         137,962
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A", GNMA, 6.45%, 2029                     320,000         321,216
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A", GNMA, 5.9%, 2035                      335,000         354,614
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A", GNMA, 6.25%, 2035                     145,000         152,192
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A-1", GNMA, 5.75%, 2037                   275,000         293,073
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A-2", GNMA, 5.75%, 2037                   530,000         559,574
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., "A-5", GNMA, 5.9%, 2037                    195,000         209,606
                                                                                                                   ------------
                                                                                                                   $  5,210,349
-------------------------------------------------------------------------------------------------------------------------------
Single Family Housing - State - 1.5%
-------------------------------------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., "A-2", AMBAC, 6.6%, 2028                                 $   290,000    $    298,265
Colorado Housing & Finance Authority Rev., "C-2", 5.9%, 2023                                            155,000         158,928
Colorado Housing & Finance Authority Rev., "C-2", FHA, 6.6%, 2032                                       160,000         169,443
Colorado Housing & Finance Authority Rev., "C-3", FHA, 6.375%, 2033                                      70,000          72,118
Colorado Housing & Finance Authority Rev., "D-2", 6.9%, 2029                                            330,000         342,920
Georgia Housing & Finance Authority Rev., 5.65%, 2021                                                   190,000         194,461
Louisiana Housing Finance Agency, Single Family Mortgage Rev., GNMA, 6.4%, 2032                          40,000          40,272
Missouri Housing Development Commission, Single Family Mortgage Rev.
(Home Loan Program), GNMA, 6.35%, 2032                                                                  240,000         240,427
Missouri Housing Development Commission, Single Family Mortgage Rev.
(Home Loan Program), GNMA, 6.85%, 2032                                                                  130,000         137,233
Nebraska Investment Finance Authority Single Family Mortgage Rev., 0%, 2015                           3,875,000       1,907,779
Nebraska Investment Finance Authority, "C", GNMA, 6.25%, 2021                                           145,000         147,181
New Hampshire Housing Finance Authority Rev., "B", 5.875%, 2030                                          75,000          77,504
Texas Affordable Housing Corp. (Single Family Mortgage), "B", GNMA, 5.25%, 2039                         740,000         753,091
                                                                                                                   ------------
                                                                                                                   $  4,539,622
-------------------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.7%
-------------------------------------------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority Rev., Resource Recovery Facilities,
(American Ref-fuel), "A", 6.5%, 2008                                                                $ 1,600,000    $  1,604,016
Massachusetts Development Finance Agency, Resource Recovery Rev.
(Ogden Haverhill Associates), "A", 6.7%, 2014                                                           725,000         768,522
Massachusetts Industrial Finance Agency, Resource Recovery Rev.
(Ogden Haverhill Associates), "A", 5.6%, 2019                                                         2,850,000       2,835,038
                                                                                                                   ------------
                                                                                                                   $  5,207,576
-------------------------------------------------------------------------------------------------------------------------------
State & Agency - Other - 0.2%
-------------------------------------------------------------------------------------------------------------------------------
Commonwealth of Puerto Rico (Mepsi Campus), "A", 6.25%, 2024                                        $   200,000    $    201,600
Commonwealth of Puerto Rico (Mepsi Campus), "A", 6.5%, 2037                                             400,000         405,212
                                                                                                                   ------------
                                                                                                                   $    606,812
-------------------------------------------------------------------------------------------------------------------------------
State & Local Agencies - 1.7%
-------------------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission, Building Rev., FGIC, 5.25%, 2016 (u)                       $ 2,600,000    $  2,865,954
Chicago, IL, Public Building Commission, Building Rev., FGIC, 5.25%, 2017 (u)                         2,100,000       2,319,471
                                                                                                                   ------------
                                                                                                                   $  5,185,425
-------------------------------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.2%
-------------------------------------------------------------------------------------------------------------------------------
Access to Loans for Learning, California Student Loan Rev., 7.95%, 2030                             $   650,000    $    675,649
-------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 2.0%
-------------------------------------------------------------------------------------------------------------------------------
Black Hawk, CO, Device Tax Rev., 5.625%, 2008 (c)                                                   $   250,000    $    258,133
Black Hawk, CO, Device Tax Rev., 5%, 2010                                                                80,000          81,042
Black Hawk, CO, Device Tax Rev., 5%, 2013                                                                55,000          55,745
Black Hawk, CO, Device Tax Rev., 5%, 2015                                                               170,000         170,666
Dade County, FL, Special Obligations Rev., Capital Appreciation Bond, "B", AMBAC, 0%, 2008 (c)       15,080,000       3,275,074
New Jersey Economic Development Authority Rev. (Cigarette Tax), 5.75%, 2029                             615,000         643,764
New Jersey Economic Development Authority Rev. (Cigarette Tax), 5.5%, 2031                              270,000         278,394
New Jersey Economic Development Authority Rev. (Cigarette Tax), 5.5%, 2024                              340,000         347,745
New Jersey Economic Development Authority Rev. (Cigarette Tax), 5.75%, 2034                             410,000         427,298
Virgin Islands Public Finance Authority Rev., "E", 5.875%, 2018                                         500,000         512,520
                                                                                                                   ------------
                                                                                                                   $  6,050,381
-------------------------------------------------------------------------------------------------------------------------------
Tax Assessment - 7.7%
-------------------------------------------------------------------------------------------------------------------------------
Arborwood Community Development District, FL, Capital Improvement Rev., 5.25%, 2016                 $   475,000    $    446,424
Arborwood Community Development District, FL, Capital Improvement Rev.
(Master Infrastructure Projects), "A", 5.35%, 2036                                                      620,000         538,079
Arborwood Community Development District, FL, Special Assessment
(Master Infrastructure Projects), "B", 5.1%, 2014                                                       240,000         225,946
Atlanta, GA, Tax Allocation (Eastside Project), "B", 5.6%, 2030                                         815,000         789,808
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031                                       555,000         540,781
Belmont Community Development District, FL, Capital Improvement Rev., "B", 5.125%, 2014                 985,000         928,816
Chicago IL, Ryan Garfield Tax Increment Allocation, 10.125%, 2007                                       225,000         225,659
Concord Station Community Development District, FL, Special Assessment, 5%, 2015                        265,000         247,062
Concorde Estates Community Development District, FL, Special Assessment, "B", 5%, 2011                  515,000         501,831
Du Page County, IL, Special Service Area No. 31 Special Tax
(Monarch Landing Project), 5.625%, 2036                                                                 305,000         302,200
Durbin Crossing Community Development District, FL, Special Assessment, "B-1", 4.875%, 2010             500,000         482,170
East Homestead Community Development District, FL, Special Assessment, "B", 5%, 2011                    170,000         163,686
Enclave at Black Point Marina Community Development District, FL, "A", 5.4%, 2037                       105,000          93,819
Enclave at Black Point Marina Community Development District, FL, "B", 5.2%, 2014                       215,000         204,966
Fishhawk Community Development District, FL, 5.125%, 2009                                               345,000         338,473
Grand Bay at Doral Community Development, FL, "A", 6%, 2039                                             170,000         156,125
Grand Bay at Doral Community Development, FL, "B", 6%, 2017                                             995,000         959,488
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038       590,000         579,492
Homestead 50 Community Development District, FL, "A", 6%, 2037                                          690,000         672,322
Homestead 50 Community Development District, FL, "B", 5.9%, 2013                                        310,000         307,142
Katy, TX, Development Authority Rev., "B", 5.8%, 2011                                                   655,000         663,594
Katy, TX, Development Authority Rev., "B", 6%, 2018                                                     925,000         934,602
Killarney Community Development District, FL, Special Assessment, "B", 5.125%, 2009                     195,000         192,196
Lakes by the Bay South Community Development District, FL, Rev., "B", 5.3%, 2009                        605,000         603,203
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037                            110,000         103,358
Legends Bay Community Development District, FL, "A", 5.875%, 2038                                       380,000         358,230
Legends Bay Community Development District, FL, "B", 5.5%, 2014                                         420,000         407,072
Magnolia Park Community Development District, FL, Special Assessment, "A", 6.15%, 2039                1,255,000       1,232,711
Markham, IL, Tax Increment Rev., 9%, 2012                                                               750,000         750,870
Middle Village Community Development District, FL, Special Assessment, "B", 5%, 2009                    155,000         153,362
Naturewalk Community Development District, FL, Capital Improvement Rev., "B", 5.3%, 2016                650,000         604,487
New Port Tampa Bay Community Development District, FL, Special Assessment, "B", 5.3%, 2012              440,000         404,954
North Springs Improvement District, FL, Special Assessment
(Parkland Golf Country Club), "B-1", 5.125%, 2015                                                       155,000         145,578
North Springs Improvement District, FL, Special Assessment
(Parkland Golf Country Club), "B-2", 5.125%, 2015                                                       165,000         155,055
Ohio County, WV, Commision Tax Increment Rev., (Forst Henry Centre), "A", 5.85%, 2034                   235,000         234,046
Old Palm Community Development District, FL, Special Assessment
(Palm Beach Gardens), "A", 5.9%, 2035                                                                   245,000         237,238
Old Palm Community Development District, FL, Special Assessment
(Palm Beach Gardens), "B", 5.375%, 2014                                                                 270,000         259,902
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016                                    170,000         167,829
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028                                   350,000         341,443
Panther Trace II, Community Development District, FL, Special Assessment, 5.125%, 2013                  355,000         335,621
Panther Trace II, Community Development District, FL, Special Assessment, "B", 5%, 2010                 500,000         483,590
Parker Road Community Development District, FL, "A", 5.6%, 2038                                         340,000         312,208
Parkway Center, Community Development District, FL, Special Assessment, "B", 5.625%, 2014             1,085,000       1,058,786
Paseo, FL, Community Development District, "B", 4.875%, 2010                                            455,000         441,286
Preserve at Wilderness Lake, FL, Community Development District,
Capital Improvement, "B", 5%, 2009                                                                       35,000          34,435
Prince George's County, MD, Special Obligation (National Harbor Project), 5.2%, 2034                    245,000         234,105
Reunion East Community Development District, FL, Special Assessment, 5.9%, 2007                          45,000          45,000
Riverwood Estates Community Development District, FL, Special Assessment, "B", 5%, 2013                 870,000         824,673
Sterling Hill Community Development District, FL, Special Assessment, 5.5%, 2010                        240,000         235,478
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040                            560,000         562,089
Tuscany Reserve Community Development District, FL, Special Assessment, "B", 5.25%, 2016                790,000         711,995
Villa Vizcaya Community Development District, FL, "A", 5.55%, 2039                                      210,000         191,470
Villasol Community Development District, FL, Special Assessment Rev., "B", 5.375%, 2008                 160,000         159,446
Watergrass Community Development District, FL, "A", 5.375%, 2039                                        420,000         372,809
Watergrass Community Development District, FL, Special Assessment, "B", 4.875%, 2010                    765,000         737,720
Wentworth Estates Community Development District, FL, Special Assessment, "B", 5.125%, 2012             365,000         340,954
                                                                                                                   ------------
                                                                                                                   $ 23,735,684
-------------------------------------------------------------------------------------------------------------------------------
Tobacco - 8.2%
-------------------------------------------------------------------------------------------------------------------------------
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2027                                        $ 3,685,000    $  3,805,242
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, "A-2", 5.875%, 2030                               1,995,000       1,966,631
Buckeye, OH, Tobacco Settlement Rev., Asset Backed, "A-2", 6.5%, 2047                                 1,915,000       1,991,351
California County, CA, Tobacco Securitization Agency, Capital Appreciation Asset Backed
(Gold Country), 0%, 2033                                                                              2,570,000         519,603
California County, CA, Tobacco Securitization Corp., Tobacco Settlement, L.A. County,
"A", 0% to 2010, 5.65% to 2041                                                                          485,000         373,804
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029                            1,665,000       1,668,463
Children's Trust Fund, Tobacco Settlement Rev., Puerto Rico, "A", 0%, 2050                            4,000,000         252,800
Children's Trust Fund, Tobacco Settlement Rev., Puerto Rico, "B", 0%, 2055                            4,000,000         140,560
District of Columbia, Tobacco Settlement, 6.25%, 2024                                                 1,080,000       1,115,942
District of Columbia, Tobacco Settlement, Capital Appreciation, "A", 0%, 2046                         5,840,000         431,868
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement, "A", 5%, 2008 (c)                    85,000          85,830
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement, "A-4", 7.8%, 2013 (c)             1,000,000       1,209,180
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev.,
Asset Backed, "C-1", 0%, 2036                                                                         3,270,000         505,804
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, "B", 5.3%, 2011 (c)         2,000,000       2,112,640
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed,
"B", 0% to 2007, 5.6% to 2034                                                                         1,635,000       1,515,465
Louisiana Tobacco Settlement Authority Rev., 5.5%, 2030                                               1,435,000       1,425,845
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Rev.,
Asset Backed, "A", 6%, 2048                                                                           1,125,000       1,121,828
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2008 (c)                                          825,000         883,088
New Jersey Tobacco Settlement Financing Corp., 7%, 2013 (c)                                              15,000          17,496
Northern Tobacco Securitization Corp., AK, Asset Backed, "A", 5%, 2046                                  430,000         367,968
Rhode Island Tobacco Settlement Financing Corp., "A", 0%, 2052                                       11,115,000         552,193
Rockland Tobacco Asset Securitization Corp., NY, Tobacco Asset Backed, "C", 0%, 2060                 11,045,000         210,076
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev.
(Turbo-Santa Clara), "A", 0%, 2036                                                                    2,115,000         316,467
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev.
(Turbo-Santa Clara), "A", 0%, 2041                                                                    1,560,000         162,068
South Carolina Tobacco Settlement Authority Rev., "B", 6%, 2022                                       1,260,000       1,278,308
South Carolina Tobacco Settlement Authority Rev., "B", 6.375%, 2028                                   1,075,000       1,099,650
Virginia Tobacco Settlement Financing Corp., "B-1", 5%, 2047                                             70,000          59,332
Washington Tobacco Settlement Authority, 6.5%, 2026                                                     150,000         157,214
                                                                                                                   ------------
                                                                                                                   $ 25,346,716
-------------------------------------------------------------------------------------------------------------------------------
Toll Roads - 1.5%
-------------------------------------------------------------------------------------------------------------------------------
E-470 Public Highway Authority, Colorado Rev., Capital Appreciation, "B", MBIA, 0%, 2027            $ 4,115,000    $  1,514,073
Niagara Falls, NY, Bridge Commission, Toll Rev., FGIC, 5.25%, 2015 (u)                                3,000,000       3,220,320
                                                                                                                   ------------
                                                                                                                   $  4,734,393
-------------------------------------------------------------------------------------------------------------------------------
Transportation - Special Tax - 2.7%
-------------------------------------------------------------------------------------------------------------------------------
Missouri Highways & Transportation Commission, State Road Rev., "A", 5.625%, 2011 (c)               $ 4,500,000    $  4,791,555
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola Transit Co.), ETM, 11.5%, 2012 (c)       2,900,000       3,705,794
                                                                                                                   ------------
                                                                                                                   $  8,497,349
-------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges - 3.0%
-------------------------------------------------------------------------------------------------------------------------------
California Educational Facilities Authority Rev. (L.A. College of Chiropractic), 5.6%, 2017         $   750,000    $    750,555
California Statewide Communities Development Authority Rev.
(California Baptist University), "A", 5.5%, 2038                                                        420,000         415,191
Chabot Las Positas, CA, Community College, Capital Appreciation, Election of 2004,
"B", AMBAC, 0%, 2027                                                                                    950,000         357,713
Foothill-DE Anza Community College District, CA, Capital Appreciation, "B", AMBAC, 0%, 2034             785,000         210,145
Harrisburg, PA, University of Science, "A", 5.4%, 2016                                                  235,000         235,635
Houston, TX, Community College Systems, MBIA, 7.875%, 2025                                            2,500,000       2,935,125
Illinois Educational Facilities Authority Rev. (Augustana College), "A", 5.625%, 2022                   400,000         416,380
Illinois Finance Authority Rev. (Illinois Institute of Technology), "A", 5%, 2036                       190,000         185,208
Louisiana State University (Health Sciences Center Project), MBIA, 6.375%, 2031                       2,500,000       2,689,725
Private Colleges & Universities Authority, GA, Rev. (Mercer University Project), "A", 5.375%, 2029      240,000         243,230
Savannah, GA, Economic Development Authority Rev. (College of Art & Design, Inc.), 6.5%, 2009 (c)       625,000         669,988
University of Arkansas, University Construction Rev. (UAMS Campus), "B", MBIA, 5%, 2034                 300,000         309,453
                                                                                                                   ------------
                                                                                                                   $  9,418,348
-------------------------------------------------------------------------------------------------------------------------------
Universities - Dormitories - 0.2%
-------------------------------------------------------------------------------------------------------------------------------
California Statewide Communities Development Authority Rev.
(California Baptist University), "A", 5.4%, 2027                                                    $   370,000    $    368,206
California Statewide Communities Development Authority Rev.
(Lancer Educational Student Housing Project), 5.625%, 2033                                              380,000         375,163
                                                                                                                   ------------
                                                                                                                   $    743,369
-------------------------------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 2.5%
-------------------------------------------------------------------------------------------------------------------------------
California Statewide Communities Development Authority Rev.
(Escondido Charter High School), 7.5%, 2011 (c)                                                     $   545,000    $    615,022
California Statewide Communities Development Authority Rev.
(Escondido Charter High School), 7.5%, 2011 (c)                                                       1,000,000       1,158,070
Colorado Housing Finance Development Rev. (Evergreen Country Day School), 5.875%, 2037                  770,000         763,024
Deerfield, IL, Educational Facilities Authority Rev.
(Chicagoland Jewish High School Project), 6%, 2041                                                      815,000         813,126
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), "A", 5.25%, 2027        430,000         403,921
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), "A", 5.375%, 2037       945,000         870,931
Maryland Health & Higher Educational Facilities Authority Rev.
(Washington Christian Academy), 5.5%, 2038                                                              140,000         134,196
Maryland Industrial Development Financing Authority, Economic Development Authority Rev.
(Our Lady of Good Council), "A", 6%, 2035                                                               150,000         152,000
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.625%, 2021                  1,000,000       1,046,270
Pima County, AZ, Industrial Development Authority Education Rev.
(Arizona Charter Schools), "C", 6.75%, 2031                                                             495,000         513,038
Utah County, UT, Charter School Rev. (Lakeview Academy), "A", 5.625%, 2037                              215,000         207,322
Utah County, UT, Charter School Rev. (Renaissance Academy), "A", 5.625%, 2037                           285,000         274,823
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), "A", 6%, 2038                      795,000         787,241
                                                                                                                   ------------
                                                                                                                   $  7,738,984
-------------------------------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 1.3%
-------------------------------------------------------------------------------------------------------------------------------
Alaska Industrial Development Export Authority, Power Rev.,
Upper Lynn Canal Regional Power, 5.8%, 2018                                                         $   830,000    $    830,257
Carbon County, PA, Industrial Development Authority Rev. (Panther Creek Partners), 6.65%, 2010        1,710,000       1,742,045
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Colver), "G", 5.125%, 2015                                                     350,000         349,780
Pennsylvania Economic Development Financing Authority Rev., Resources Recovery Rev.
(Northampton Generating), 6.4%, 2009                                                                    250,000         250,303
Pennsylvania Economic Development Financing Authority Rev., Resources Recovery Rev.
(Northampton Generating), "A", 6.5%, 2013                                                             1,000,000       1,001,100
                                                                                                                   ------------
                                                                                                                   $  4,173,485
-------------------------------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 8.0%
-------------------------------------------------------------------------------------------------------------------------------
Brazos River Authority, TX (TXU Energy Co.), "D", 5.4%, 2029                                        $    85,000    $     82,146
Brazos River Authority, TX, Authority Texas Rev. (Reliant Energy, Inc.), "A", 5.375%, 2019 (a)          500,000         509,270
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), "C", 5.75%, 2036 (a)       1,800,000       1,780,470
Calcasieu Parish, LA, Industrial Development Board, Pollution Control Rev.
(Entergy Gulf States, Inc.), 5.45%, 2010                                                              1,250,000       1,250,238
Connecticut Development Authority, Pollution Control Rev.
(Connecticut Light & Power Co.), 5.85%, 2028                                                          2,000,000       2,060,040
Connecticut Development Authority, Pollution Control Rev.
(Connecticut Light & Power Co.), 5.95%, 2028                                                          2,270,000       2,337,056
Farmington, NM, Pollution Control Rev. (New Mexico Public Service), "A", 6.3%, 2016                   2,195,000       2,219,957
Farmington, NM, Pollution Control Rev. (New Mexico Public Service), "C", 5.8%, 2022                   2,105,000       2,114,767
Matagorda County, TX (Centerpoint Energy), 5.6%, 2027                                                 1,500,000       1,556,370
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030                            1,655,000       1,688,117
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017          800,000         863,944
New Hampshire Business Finance Authority, Pollution Control Rev.
(Public Service of New Hampshire), 6%, 2021                                                           1,000,000       1,028,360
Ohio Air Quality Development Authority, Pollution Control Rev.
(Cleveland Electric), "B", 6%, 2020                                                                   3,000,000       3,060,000
Pima County, AZ, Industrial Development Authority Rev.
(Tucson Electric Power Co.), "A", 6.1%, 2025                                                            650,000         652,639
Port Morrow, OR, Pollution Control Rev. (Portland General), 5.2%, 2033                                  550,000         558,888
Sabine River Authority, TX, Pollution (TXU Electric Co.), 5.2%, 2028                                    340,000         304,113
Sabine River Authority, TX, Pollution (TXU Electric Co.), 5.75%, 2030 (a)                               290,000         286,854
West Feliciana Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 5.8%, 2015             1,500,000       1,501,335
West Feliciana Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 5.8%, 2016             1,000,000       1,005,760
                                                                                                                   ------------
                                                                                                                   $ 24,860,324
-------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 2.9%
-------------------------------------------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power Agency, Power Systems Rev., "B", 5.55%, 2014                 $ 2,150,000    $  2,225,487
North Carolina Municipal Power Agency (Catawba Electric Rev.), "B", 6.5%, 2020                        2,000,000       2,112,000
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037                                             1,555,000       1,498,756
Seattle, WA, Municipal Light & Power Rev., 5.625%, 2017                                               3,000,000       3,174,210
                                                                                                                   ------------
                                                                                                                   $  9,010,453
-------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility Revenue - 0.3%
-------------------------------------------------------------------------------------------------------------------------------
Magnolia, TX, Water & Sewer System Rev., 5.15%, 2031                                                $   205,000    $    200,851
Mississippi Development Bank Special Obligations, Grenada, MS,
Water & Sewer Systems Project, "N", FSA, 5%, 2030                                                       710,000         736,462
                                                                                                                   ------------
                                                                                                                   $    937,313
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $434,186,068)                                                              $449,960,889
-------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%
-------------------------------------------------------------------------------------------------------------------------------
Bay Area Toll Authority, California Toll Bridge Rev., "A", 3.23%, due 11/01/07                      $ 1,100,000    $  1,100,000
Mt. Vernon Industrial Pollution Control Rev. (General Electric Co.), 3.6%, due 11/01/07               1,300,000       1,300,000
Sublette County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 3.52%, due 11/01/07                    400,000         400,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                                                               $  2,800,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $436,986,068) (k)                                                              $452,760,889
-------------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (1.0)%                                                                              (3,070,392)
-------------------------------------------------------------------------------------------------------------------------------
Preferred shares (issued by the fund) - (45.2)%                                                                    (140,000,000)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES - 100.0%                                                                    $309,690,497
-------------------------------------------------------------------------------------------------------------------------------

(a) Mandatory tender date is earlier than stated maturity date.
(c) Refunded bond.
(d) Non-income producing security - in default.
(k) As of October 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of
    Trustees, aggregating $449,960,889 and 99.38% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,252,395, representing 3.6% of net assets applicable to common shares.
(p) Primary inverse floater.
(u) Underlying security deposited into special purpose trust ("the trust") by investment banker upon creation of self-deposited inverse floaters.

SWAP AGREEMENTS AT 10/31/07

                                                                                                            UNREALIZED
                      NOTIONAL                                       CASH FLOWS         CASH FLOWS         APPRECIATION
EXPIRATION             AMOUNT               COUNTERPARTY             TO RECEIVE           TO PAY          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------

INTEREST RATE SWAPS

5/14/18         USD  45,000,000    Merrill Lynch Capital Services    7-Day BMA     3.865% (fixed rate)      $(510,932)


At October 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

BMA         Bond Market Assn.
COP         Certificate of Participation
ETM         Escrowed to Maturity
FRN         Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers
-------------------------------------------------------------------------------

AMBAC       AMBAC Indemnity Corp.
FGIC        Financial Guaranty Insurance Co.
FHA         Federal Housing Administration
FNMA        Federal National Mortgage Assn.
FSA         Financial Security Assurance Inc.
GNMA        Government National Mortgage Assn.
MBIA        MBIA Insurance Corp.
PSF         Permanent School Fund
XLCA        XL Capital Insurance Co.

Inverse Floaters
-------------------------------------------------------------------------------
INFLOS      Inverse Floating Security

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 10/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
--------------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $436,986,068)                       $452,760,889
Cash                                                                             110,707
Receivable for investments sold                                                2,590,961
Interest receivable                                                            8,023,948
Other assets                                                                       5,979
--------------------------------------------------------------------------------------------------------
Total assets                                                                                $463,492,484
--------------------------------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------------------------------
Distributions payable on common shares                                          $141,465
Distributions payable on preferred shares                                         49,672
Payable for investments purchased                                              7,354,900
Payable to the holder of the floating rate certificate from trust assets       5,367,581
Unrealized depreciation on interest rate swap agreements                         510,932
Payable to affiliates
  Management fee                                                                  14,662
  Transfer agent and dividend disbursing costs                                    10,850
  Administrative services fee                                                        436
Payable for independent trustees' compensation                                   109,731
Payable for interest expense and fees                                             65,197
Accrued expenses and other liabilities                                           176,561
--------------------------------------------------------------------------------------------------------
Total liabilities                                                                            $13,801,987
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES
--------------------------------------------------------------------------------------------------------
Series T and Series TH auction preferred shares (5,600 shares issued
and outstanding at $25,000 per share) at liquidation value                                  $140,000,000
--------------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                      $309,690,497
--------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------
Paid-in capital - common shares                                             $315,668,672
Unrealized appreciation (depreciation) on investments                         15,263,889
Accumulated net realized gain (loss) on investments                          (24,608,878)
Undistributed net investment income                                            3,366,814
--------------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                      $309,690,497
--------------------------------------------------------------------------------------------------------
Preferred shares, at value (5,600 shares issued and outstanding
at $25,000 per share)                                                                        140,000,000
--------------------------------------------------------------------------------------------------------
Net assets including preferred shares                                                       $449,690,497
--------------------------------------------------------------------------------------------------------
Common shares of beneficial interest outstanding (40,315,359 issued,
less 55,500 treasury shares)                                                                  40,259,859
--------------------------------------------------------------------------------------------------------
Net asset value per common share (net assets of $309,690,497/40,259,859
shares of beneficial interest outstanding)                                                         $7.69
--------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 10/31/07

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------
Interest income                                                                              $27,640,973
--------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                              $3,516,973
  Transfer agent and dividend disbursing costs                                    85,030
  Administrative services fee                                                     86,830
  Independent trustees' compensation                                              48,835
  Stock exchange fee                                                              36,208
  Preferred shares remarketing agent fee                                         350,372
  Custodian fee                                                                  131,929
  Auditing fees                                                                   37,443
  Legal fees                                                                      13,340
  Interest expense and fees                                                      238,877
  Miscellaneous                                                                  127,534
--------------------------------------------------------------------------------------------------------
Total expenses                                                                                $4,673,371
--------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                            (1,967)
  Reduction of expenses by investment adviser                                     (1,567)
--------------------------------------------------------------------------------------------------------
Net expenses                                                                                  $4,669,837
--------------------------------------------------------------------------------------------------------
Net investment income                                                                        $22,971,136
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                     $2,589,302
  Swap transactions                                                           (1,605,000)
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                         $984,302
--------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                               $(16,347,760)
  Swap transactions                                                            1,323,714
--------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                   $(15,024,046)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                      $(14,039,744)
--------------------------------------------------------------------------------------------------------
Distributions declared to preferred shareholders                                             $(5,165,360)
--------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                          $3,766,032
--------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                    YEARS ENDED 10/31
                                                              -----------------------------
                                                                      2007             2006
CHANGE IN NET ASSETS
FROM OPERATIONS
-------------------------------------------------------------------------------------------
Net investment income                                          $22,971,136      $23,219,256
Net realized gain (loss) on investments                            984,302        2,614,344
Net unrealized gain (loss) on investments                      (15,024,046)       3,992,547
Distributions declared to preferred shareholders                (5,165,360)      (4,638,004)
-------------------------------------------------------------------------------------------
Change in net assets from operations                            $3,766,032      $25,188,143
-------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------
From net investment income                                    $(18,606,311)    $(19,714,328)
-------------------------------------------------------------------------------------------
Change in net assets from fund share transactions               $1,432,077       $1,428,897
-------------------------------------------------------------------------------------------
Total change in net assets                                    $(13,408,202)      $6,902,712
-------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES
-------------------------------------------------------------------------------------------
At beginning of period                                         323,098,699      316,195,987
At end of period (including undistributed net investment
income of $3,366,814 and $4,688,202, respectively)            $309,690,497     $323,098,699
--------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class
(assuming reinvestment of all distributions) held for the entire period.

                                                                            YEARS ENDED 10/31
                                                      -------------------------------------------------------------
                                                          2007           2006        2005         2004         2003
Net asset value, beginning of period                     $8.06          $7.92       $7.86        $7.69        $7.61
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                              $0.57(z)       $0.58       $0.59        $0.60        $0.61
  Net realized and unrealized gain (loss)
  on investments                                         (0.35)(z)       0.17        0.10         0.16         0.04
  Distributions declared to preferred shareholders       (0.13)         (0.12)      (0.08)       (0.04)       (0.04)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                         $0.09          $0.63       $0.61        $0.72        $0.61
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
  From net investment income, common shares             $(0.46)        $(0.49)     $(0.55)      $(0.55)      $(0.53)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $7.69          $8.06       $7.92        $7.86        $7.69
-------------------------------------------------------------------------------------------------------------------
Common share market value, end of period                 $7.31          $8.20       $8.27        $7.83        $7.49
-------------------------------------------------------------------------------------------------------------------
Total return at market value (%) (p)                     (5.48)          5.41       13.18        12.22        12.51
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS
APPLICABLE TO COMMON SHARES) AND
SUPPLEMENTAL DATA:
Expenses before expense reductions (f)(p)                 1.47           1.45        1.44         1.46         1.51
Expenses after expense reductions (f)(p)                  1.47           1.45        1.44         1.46          N/A
Expenses after expense reductions and
excluding interest expense and fees (f)(l)(p)             1.40           1.45        1.44         1.46         1.51
Net investment income (p)                                 7.23(z)        7.30        7.45         7.70         7.98
Portfolio turnover                                          24             17          14            9           11
Net assets at end of period (000 omitted)             $309,690       $323,099    $316,196     $312,825     $305,383
-------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                            YEARS ENDED 10/31
                                                      -------------------------------------------------------------
                                                          2007           2006        2005         2004         2003
SUPPLEMENTAL RATIOS (%):
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
including preferred shares excluding
interest expense and fees (f)(p)                          0.97           1.00        0.99         1.00         1.03
-------------------------------------------------------------------------------------------------------------------
Preferred shares dividends (y)                            1.63           1.46        0.95         0.49         0.48
Net investment income available to common shares          5.60           5.84        6.49         7.22         7.50
-------------------------------------------------------------------------------------------------------------------

SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------------
Total preferred shares outstanding                       5,600          5,600       5,600        5,600        5,600
Asset coverage per preferred share (k)                 $80,302        $82,696     $81,464      $80,862      $79,533
Involuntary liquidation preference per
preferred share (m)                                    $25,000        $25,000     $25,000      $25,000      $25,000
Approximate market value per preferred share           $25,000        $25,000     $25,000      $25,000      $25,000
-------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) Calculated by subtracting the fund's total liabilities from the fund's total assets and dividing this number by the number of preferred shares outstanding.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(m) Amount excludes accrued unpaid distributions to Auction Preferred Shareholders.
(p) Ratio excludes dividend payment on auction preferred shares.
(y) Ratio is based on average net assets applicable to common shares.
(z) The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.49% to the net investment income ratio for the year ended October 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Municipal Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, the security could decline in value, interest from the security could become taxable and the fund may be required to issue Forms 1099-DIV.

INVESTMENT VALUATIONS - Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

DERIVATIVE RISK - The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include swap agreements and inverse floaters.

SWAP AGREEMENTS - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds interest rate swap agreements which involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The fund may enter into an interest rate swap in order to manage its exposure to interest rate fluctuations.

INVERSE FLOATERS - The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust (the "trust"), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as "inverse floaters"). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as "self-deposited inverse floaters." If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as "externally deposited inverse floaters." Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, "Payable to the holder of the floating rate certificate from trust assets". At October 31, 2007, the fund's payable to the holder of the floating rate certificate from trust assets was $5,367,581. The weighted average interest rate on the floating rate certificates issued by the trust was 4.12%. Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets in connection with self-deposited inverse floater transactions. Interest expense and fees are recorded as incurred. For the year ended October 31, 2007, interest expense and fees in connection with self-deposited inverse floaters was $238,877. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

As a result of the change in estimate for the amortization of premium and accretion of discount on certain debt securities, interest income has been increased by $1,543,389, with a corresponding reduction to net unrealized appreciation (depreciation).

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and secured borrowings.

The tax character of distributions declared to shareholders is as follows:

                                               10/31/07       10/31/06

          Ordinary income (including any
          short-term capital gains)            $113,468       $181,879
          Tax-exempt income                  23,658,203     24,170,453
----------------------------------------------------------------------
                                            $23,771,671    $24,352,332

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 10/31/07

          Cost of investments                             $429,954,016
          ------------------------------------------------------------
          Gross appreciation                               $21,985,159
          Gross depreciation                                (4,545,867)
          ------------------------------------------------------------
          Net unrealized appreciation (depreciation)       $17,439,292
          Undistributed ordinary income                       $162,969
          Undistributed tax-exempt income                    3,449,678
          Capital loss carryforwards                       (26,266,311)
          Other temporary differences                         (763,803)

As of October 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          10/31/09                                           $(899,441)
          10/31/10                                          (2,883,947)
          10/31/11                                         (10,944,821)
          10/31/12                                          (1,858,513)
          10/31/13                                          (9,679,589)
          ------------------------------------------------------------
                                                          $(26,266,311)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average weekly net assets (including the value of the auction preferred shares) and 6.32% of gross income. Gross income is calculated based on tax rules that generally include the amortization of premium and exclude the accretion of market discount, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2007 was equivalent to an annual effective rate of 0.77% of the fund's average daily net assets including preferred shares.

TRANSFER AGENT - Prior to December 18, 2006, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, received a fee from the fund for its services as registrar and dividend-disbursing agent. Pursuant to a written agreement, the fund paid MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. Effective December 18, 2006, the fund has engaged Computershare Trust Company, N.A. ("Computershare") as the sole transfer agent for the fund. MFSC will continue to monitor and supervise the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2007, these fees paid to MFSC amounted to $30,863. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended October 31, 2007, these costs amounted to $4,745.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended October 31, 2007 was equivalent to an annual effective rate of 0.0190% of the fund's average daily net assets including preferred shares.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $7,083. This amount is included in independent trustees' compensation for the year ended October 31, 2007. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $104,371 at October 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended October 31, 2007, the fee paid to Tarantino LLC was $2,021. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,567, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $109,387,169 and $108,440,677, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the year ended October 31, 2007, the fund did not repurchase any shares. Transactions in fund shares were as follows:

                                         YEAR ENDED             YEAR ENDED
                                          10/31/07               10/31/06
                                     SHARES     AMOUNT      SHARES     AMOUNT
Shares issued to shareholders
in reinvestment of distributions    179,155   $1,432,077   179,319   $1,428,897
-------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2007, the fund's commitment fee and interest expense on the line of credit were $1,625 and $921, respectively, and are included in miscellaneous expense and interest expense and fees, respectively, on the Statement of Operations.

(7) AUCTION PREFERRED SHARES

The fund issued 2,800 shares of Auction Preferred Shares ("APS"), series T and 2,800 of APS, series TH. Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. During the year ended October 31, 2007, the dividend rates ranged from 2.89% to 4.35%. The fund pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the fund in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to their asset maintenance coverage are not satisfied. The fund is required to maintain certain asset coverage with respect to the APS as defined in the fund's By-Laws and the Investment Company Act of 1940.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust (the "Fund") as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 17, 2007

RESULTS OF SHAREHOLDER MEETING
10/31/07  (unaudited)

At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on October 4, 2007, the following action was taken:

ITEM 1. To elect the following individuals as Trustees:

                                        NUMBER OF COMMON SHARES
                                  -----------------------------------
         NOMINEE                  AFFIRMATIVE      WITHHOLD AUTHORITY
         -------                  -----------      ------------------

         Robert J. Manning        35,052,144            1,006,348
         Lawrence Cohn, M.D.      34,966,243            1,092,249
         Lawrence Perera          35,031,451            1,027,042

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Fund, as of December 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(S) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------      -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); MIT Sloan School
                                                                          (education), Senior Lecturer
                                                                          (since 2006); Secretary of
                                                                          Economic Affairs, The Commonwealth
                                                                          of Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Chief of Cardiac Surgery (2005);
                                                                          Harvard Medical School, Professor
                                                                          of Cardiac Surgery; Physician
                                                                          Director of Medical Device
                                                                          Technology for Partners HealthCare

David H. Gunning                 Trustee              January 2004        Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                            (mining products and service
                                                                          provider), Vice Chairman/Director
                                                                          (until May 2007); Portman Limited
                                                                          (mining), Director (since 2005);
                                                                          Encinitos Ventures (private
                                                                          investment company), Principal
                                                                          (1997 to April 2001); Lincoln
                                                                          Electric Holdings, Inc. (welding
                                                                          equipment manufacturer), Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman;
                                                                          Atlantic Coast Tan (tanning
                                                                          salons), Vice Chairman (since
                                                                          2002)

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          New Profit, Inc. (venture
(born 8/05/57)                                                            philanthropy), Partner (since
                                                                          2006); Private investor; Prism
                                                                          Venture Partners (venture
                                                                          capital), Co-founder and General
                                                                          Partner (until June 2004); The
                                                                          Travelers Companies (commercial
                                                                          property liability insurance),
                                                                          Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004) Chief
                                                                          Compliance Officer (since December
                                                                          2006); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity
                                                                          Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Fund within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of
    $351,119.29.

The Fund holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Fund's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS
Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On October 22, 2007, Maria F. Dwyer, as Chief Executive Officer of the Fund, certified to the New York Stock
Exchange that as of the date of her certification she was not aware of any violation by the Fund of the corporate governance listing standards of the New York Stock Exchange.

The Fund filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Fund's Form N-CSR for the period covered by this report.

------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                           CUSTODIAN
Massachusetts Financial Services Company                     State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741                   225 Franklin Street, Boston, MA 02110

                                                             INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                  ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                  Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741                   200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Gary Lasman
Geoffrey Schechter

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2006 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance (based on net asset value) of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's common shares ranked 4th out of a total of 9 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund's common shares ranked 6th out of a total of 9 funds for the one-year period and 2nd out of a total of 6 funds for the five-year period ended December 31, 2006. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund's performance in comparison to a custom benchmark developed by MFS. The Fund out-performed a performance index designated by MFS for each of the one-year, three-year and five-year periods ended December 31, 2006 (one-year: 7.29% total return for the Fund versus 4.85% total return for the performance index; three-year: 7.99% total return for the Fund versus 4.28% total return for the performance index; five-year: 7.89% total return for the Fund versus 5.53% total return for the performance index). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through a material increase in the market value of the Fund's portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement is available by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008.

Of the dividends paid from net investment income during the fiscal year, 99.52% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder's alternative minimum tax.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call         1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:    Computershare Trust Company, N.A.
             P.O. Box 43078
             Providence, RI 02940-3078

Effective December 18, 2006, Computershare Trust Company, N.A. became the Transfer Agent and Registrar and Computershare Shareholder Services, Inc. became the Dividend Disbursing Agent, succeeding MFS Service Center, Inc.

NUMBER OF SHAREHOLDERS

As of October 31, 2007, our records indicate that there are 2,714 registered shareholders and approximately 12,583 shareholders owning fund shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the fund, please write or call:

               Computershare Trust Company, N.A.
               P.O. Box 43078
               Providence, RI 02940-3078
               1-800-637-2304

M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of
2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2007 and 2006, audit fees billed to the Fund by Deloitte were as follows:

                                                      Audit Fees
  FEES BILLED BY DELOITTE:                       2007           2006
                                                 ----           ----

       MFS Municipal Income Trust              46,634         42,117

For the fiscal years ended October 31, 2007 and 2006, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                        Audit-Related Fees(1)              Tax Fees(2)               All Other Fees(3)
  FEES BILLED BY DELOITTE:               2007           2006           2007          2006           2007           2006
                                         ----           ----           ----          ----           ----           ----
       To MFS Municipal                  10,000         38,000         6,796          7,050              0             0
       Income Trust

       To MFS and MFS Related         1,177,035      1,047,925             0              0        582,753       277,076
       Entities of MFS
       Municipal Income
       Trust*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                              2007                         2006
                                              ----                         ----
       To MFS Municipal Income           1,953,959                    1,498,236
       Trust, MFS and MFS Related
       Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under
    "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees", including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, William R. Gutow, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by Massachusetts Financial Services Company ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The MFS Proxy Policies are set forth below:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                 MARCH 1, 2007

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

                  The MFS Proxy Voting Policies and Procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

                  D. Records Retention; and

                  E. Reports.

    A. VOTING GUIDELINES

1.       GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.       MFS' POLICY ON SPECIFIC ISSUES

         ELECTION OF DIRECTORS

         MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent."

         MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

              MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer's Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of a senior executive compensation package MFS deems to be "excessive." In the event that MFS determines that an issuer has adopted an "excessive" executive compensation package, MFS will withhold its vote for, or vote against, as applicable, the re-election of the issuer's Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether a senior executive compensation package is excessive on a case by case basis. Examples of "excessive" executive compensation packages include packages that contain egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or packages which include excessive perks.

         MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

         MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

         MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

         MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

o Vest management of the process in the company's independent directors, other than the nominee in question; and

o Outline the range of remedies that the independent directors may consider concerning the nominee.

         CLASSIFIED BOARDS

         MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

         NON-SALARY COMPENSATION PROGRAMS

         MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

         MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

         MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

         EXPENSING OF STOCK OPTIONS

         MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

         EXECUTIVE COMPENSATION

         MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, except as provided in paragraph 2 above with respect to "excessive compensation" and the election of directors, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

         MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

         EMPLOYEE STOCK PURCHASE PLANS

         MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

         "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

         ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

         MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and
(2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

         MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         ISSUANCE OF STOCK

         There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

         REPURCHASE PROGRAMS

         MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

         CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

         CUMULATIVE VOTING

         MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which (for U.S. listed companies) must be comprised solely of "independent" directors.

         WRITTEN CONSENT AND SPECIAL MEETINGS

         Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

         INDEPENDENT AUDITORS

         MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

         OTHER CORPORATE GOVERNANCE, CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

         There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes against are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

         FOREIGN ISSUERS

         Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

         MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific Issues-Election of Directors."

         MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

    B. ADMINISTRATIVE PROCEDURES

1.       MFS PROXY VOTING COMMITTEE

         The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

         a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

         b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

         c. Considers special proxy issues as they may arise from time to time.

2.       POTENTIAL CONFLICTS OF INTEREST

         The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

         In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

         a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate MFS Retirement Services, Inc. ("RSI"), and (iii) MFS institutional clients (the "MFS Significant Client List");

         b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

         c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

         d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

        The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.       GATHERING PROXIES

         Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.


         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.       ANALYZING PROXIES

         Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

         As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

-----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.       VOTING PROXIES

         In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

         MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

    E. REPORTS

         MFS FUNDS

         MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

         ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

GENERAL. Information regarding the portfolio manager(s) of the MFS Municipal Income Trust (the "Fund") is set forth below.

     PORTFOLIO MANAGER             PRIMARY ROLE                   SINCE           TITLE AND FIVE YEAR HISTORY
     -----------------             ------------                   -----           ---------------------------
Gary A. Lasman               Portfolio Manager                 April 2006          Vice President of MFS;
                                                                                   employed in the
                                                                                   investment management
                                                                                   area of MFS since 2002;
                                                                                   Senior Municipal Analyst
                                                                                   for Liberty Funds Group
                                                                                   prior to 2002.

Geoffrey L. Schecter         Portfolio Manager                    2004             Senior Vice President of
                                                                                   MFS; employed in the
                                                                                   investment management
                                                                                   area of MFS since 1993.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    o Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

        >> The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

        >> The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended October 31, 2007. The following dollar ranges apply:

         N. None
         A. $1 - $10,000
         B. $10,001 - $50,000
         C. $50,001 - $100,000
         D. $100,001 - $500,000
         E. $500,001 - $1,000,000
         F. Over $1,000,000

NAME OF PORTFOLIO MANAGER             DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-------------------------             -----------------------------------------
Gary A. Lasman                                            N
Geoffrey L. Schecter                                      N

OTHER ACCOUNTS. In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended October 31, 2007 were as follows:

                           REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                 COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                           ---------------------        -----------------------         --------------
                         NUMBER OF                     NUMBER OF                    NUMBER OF
         NAME            ACCOUNTS*    TOTAL ASSETS*    ACCOUNTS     TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS

Gary A. Lasman               4        $2.6 billion         0            N/A             0           N/A
Geoffrey L. Schecter        13        $7.0 billion         1       $234.5 million       0           N/A

-----------------
* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

============================================================================================================
                                           MFS MUNICIPAL INCOME TRUST
------------------------------------------------------------------------------------------------------------
                                                                                                (D)
                                                                        (C)               MAXIMUM NUMBER
                                                                   TOTAL NUMBER OF        (OR APPROXIMATE
                                                        (B)      SHARES PURCHASED AS     DOLLAR VALUE) OF
                                     (A)              AVERAGE      PART OF PUBLICLY     SHARES THAT MAY YET
                                TOTAL NUMBER OF     PRICE PAID    ANNOUNCED PLANS OR   BE PURCHASED UNDER
PERIOD                        SHARES PURCHASED      PER SHARE         PROGRAMS         THE PLANS OR PROGRAMS
============================================================================================================
    11/1/06-11/30/06                 0                 N/A                0                  3,994,370
------------------------------------------------------------------------------------------------------------
    12/1/06-12/31/06                 0                 N/A                0                  3,994,370
------------------------------------------------------------------------------------------------------------
     1/1/07-1/31/07                  0                 N/A                0                  3,994,370
------------------------------------------------------------------------------------------------------------
     2/1/07-2/28/07                  0                 N/A                0                  3,994,370
------------------------------------------------------------------------------------------------------------
     3/1/07-3/31/07                  0                 N/A                0                  4,016,342
------------------------------------------------------------------------------------------------------------
     4/1/07-4/30/07                  0                 N/A                0                  4,016,342
------------------------------------------------------------------------------------------------------------
     5/1/07-5/31/07                  0                 N/A                0                  4,016,342
------------------------------------------------------------------------------------------------------------
     6/1/07-6/30/07                  0                 N/A                0                  4,016,342
------------------------------------------------------------------------------------------------------------
     7/1/07-7/31/07                  0                 N/A                0                  4,016,342
------------------------------------------------------------------------------------------------------------
     8/1/07-8/31/07                  0                 N/A                0                  4,016,342
------------------------------------------------------------------------------------------------------------
     9/1/07-9/30/07                  0                 N/A                0                  4,016,342
------------------------------------------------------------------------------------------------------------
    10/1/07-10/31/07                 0                 N/A                0                  4,016,342
------------------------------------------------------------------------------------------------------------
          TOTAL                      0                 N/A                0
============================================================================================================

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February
28) to 10% of the Registrant's outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2007 plan year is 4,016,342.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.
    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.
    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MUNICIPAL INCOME TRUST
           --------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: December 17, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: December 17, 2007
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2007
      -----------------


* Print name and title of each signing officer under his or her signature.